Annual Report

Templeton Russia Fund, Inc.

March 31,1998

[FRANKLIN TEMPLETON LOGO]

PAGE
                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM
                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.



As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000, or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help our computer systems, which service the funds and their shareholders, be Year 2000 Compliant. As changes reach completion, we plan to conduct comprehensive tests to verify their effectiveness. We will also seek reasonable assurances from all of our major software or data-services suppliers that they will be Year 2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund managers appreciate the impact it potentially could have on companies. That's why Franklin Templeton managers are aware of this issue when managing fund portfolios.



[PHOTO OF J. MARK MOBIUS APPEARS HERE]

J. MARK MOBIUS, Ph.D.
President
Templeton Russia Fund, Inc.


Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE


SHAREHOLDER LETTER

Your Fund's Objective: Templeton Russia Fund seeks long-term capital appreciation by investing primarily in equity securities of "Russia companies," as defined in the Fund's prospectus.

Dear Shareholder:

We are pleased to bring you this annual report for Templeton Russia Fund, which covers the fiscal year ended March 31, 1998. Six months ago, we reported a remarkable rise in share prices of Russian equities due to falling interest rates and inflation, rising industrial production and real income, and strong foreign buying. During the following six months, economic growth remained strong, and interest rates and inflation fell even further. However, the Asian currency crisis caused international investors to question the stability of emerging market currencies throughout the world, and Russian stock prices reversed direction.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 8 of this report.



CONTENTS


Shareholder Letter ............... 1

Performance Summary .............. 5

Financial Highlights &
Statement of Investments ......... 7

Financial Statements .............10

Notes to Financial
Statements .......................13

Independent Auditor's Report .....16

Tax Designation ..................20




[GRAPH PYRAMID]

PAGE


INDUSTRY DISTRIBUTION*
Based on Total Net Assets
3/31/98


This chart shows, in pie format, the industry distribution of total net assets for the Templeton Russia Fund, Inc., as of March 31, 1998.


[PIE CHART APPEARS HERE]

Utilities Electrical & Gas                   36.6%
Telecommunications                            8.9%
Energy Sources                                8.4%
Building Materials & Components               5.1%
Merchandising                                 4.2%
Transportation                                3.6%
Other Industries                              7.1%
Short-Term Investments & Other Net Assets    26.1%


*The industry distribution uses Morgan Stanley Capital International's industry definitions for convenience of comparison.



Several of the most important problems facing the Russian economy received attention on February 17, 1998, when President Yeltsin delivered his State-of-the-Nation speech. In an attempt to solve the ongoing budget crisis, he asked the Duma, Russia's parliament, for spending cuts and a new law that would allow the government to make further budget cuts without the Duma's permission. He also emphasized that implementation of a new tax code in 1998 was inextricably linked with creating a realistic budget. Following his speech, the Federal Securities Commission announced a plan to improve shareholder registration procedures by investigating charges that several companies had manipulated their shareholder lists to prevent dissident shareholders from challenging incumbent managers. Yeltsin also attempted to keep the reform program on track by reshuffling his cabinet in March 1998. He retained Boris Nemtsov and Anatoly Chubais, the advisors who piloted his prior liberalizing moves, and the new Prime Minister, Sergei Kiriyenko is thought to believe in a market-oriented approach to the economy.

Within this environment, the Fund posted a 22.26% one-year cumulative total return in market-price terms, as shown in the Performance Summary on page 5. Based on the change in net asset value, the Fund posted a 1.60% one-year cumulative total return.




2

PAGE


During the year under review, our exposure to equities decreased from 80.3% to 73.9% of total net assets. Among our largest holdings at the end of the period was Unified Energy System, which owns positions in several utility companies, and Purneftegaz, an energy producing company. Although these shares gave up part of their sharp price gains from the early part of the period, their prices still increased by 66% and 8%, respectively, for the fiscal year.(1)

Looking forward, the long-term outlook for Russian equities appears positive. Although short-term economic growth is not high, the growth trend reversing the past contraction of the economy, combined with relative price stability, could provide solid bedrock for the growth of domestic economic activity. However, in our opinion, planned reforms are still needed, and much will depend on the speed with which the government implements them. Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration, and custody, and the pervasiveness of corruption and crime in the Russian economic system.

(1) Market returns are measured in U.S. dollars and include reinvested dividends.

TOP 10 HOLDINGS
3/31/98


This chart shows the top ten holdings of the Templeton Russia Fund, Inc., including company name, industry and country as of March 31, 1998, based on total net assets.



                                % OF TOTAL
COMPANY, INDUSTRY               NET ASSETS
------------------------------------------
Unified Energy System
Utilities Electrical & Gas          25.0%

Mosenergo
Utilities Electrical & Gas          10.5%

Alfa Cement Holding
Building Materials &
Components                           5.1%

Rostelekom
Telecommunications                   4.8%

Purneftegaz
Energy Sources                       4.8%

GUM Trade House
Merchandising                        3.9%

Saint Petersburg City
Telephone Network
Telecommunications                   2.6%

Uralmash Zavody,
Machinery & Engineering              2.1%

Aeroflot
Transportation                       1.7%

Krasnoyarsk Aluminum
Plant Metals & Mining                      1.7%


                                                                               3

PAGE


Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your continued support and interest in the Templeton Russia
Fund.



/s/ J. Mark Mobius
J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.




4

PAGE


PERFORMANCE SUMMARY


In market-price terms, Templeton Russia Fund produced a 22.26% cumulative total return for the one-year period ended March 31, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a 1.60% cumulative total return for the same period. Both total return figures assume reinvestment of dividends and capital gains, if any, in accordance with the dividend reinvestment and cash purchase plan. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on page 6, the Fund delivered a cumulative total return of 175.71% in market-price terms since inception on June 15, 1995. Based on the change in actual net asset value, the Fund posted a 130.66% cumulative total return over the same period of time.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased $3.00 per share, from $32.625 on March 31, 1997, to $35.625 on March 31, 1998, while the net asset value decreased $2.86 per share, from $30.88 to $28.02.

Shareholders received per-share distributions of 18 cents ($0.18) in short-term capital gains and $3.765 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.



                                                                               5

PAGE

  TEMPLETON RUSSIA FUND
  Periods ended 3/31/98

                                                                        SINCE
                                                                      INCEPTION
                                                      1-YEAR          (6/15/95)
--------------------------------------------------------------------------------
  Cumulative Total Return(1)
     Based on change in net asset value                   1.60%         130.66%
     Based on change in market price                     22.26%         175.71%
  Average Annual Total Return(2)
     Based on change in net asset value                   1.60%         34.86%
     Based on change in market price                     22.26%         43.75%

(1) Cumulative total return represents the change in value of an investment over the periods indicated.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers, and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

From October 1, 1995, through June 30, 1996, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.



             Past performance is not predictive of future results.

6

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                                                       YEAR ENDED MARCH 31,
                                                               ------------------------------------
                                                                 1998          1997         1996+
                                                               ------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $30.88        $11.30        $14.10
                                                               ------------------------------------
Income from investment operations:
 Net investment income (loss)...............................       (.32)         (.15)          .15
 Net realized and unrealized gains (losses).................       1.41         20.49         (2.78)
                                                               ------------------------------------
Total from investment operations............................       1.09         20.34         (2.63)
                                                               ------------------------------------
Underwriting expenses deducted from capital.................         --            --          (.10)
                                                               ------------------------------------
Less distributions from:
 Net investment income......................................         --          (.09)         (.07)
 Net realized gains.........................................      (3.95)         (.67)           --
                                                               ------------------------------------
Total distributions.........................................      (3.95)         (.76)         (.07)
                                                               ------------------------------------
Net asset value, end of year................................     $28.02        $30.88        $11.30
                                                               ====================================
Total Return*
 Based on market value per share............................     22.26%       147.08%       (8.73)%
 Based on net asset value per share.........................      1.60%       181.92%      (19.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................   $150,102      $164,157       $59,942
Ratios to average net assets:
 Expenses...................................................      1.99%         2.36%         2.00%**
 Net investment income (loss)...............................     (.93)%        (.72)%         1.54%**
Portfolio turnover rate.....................................     10.92%        18.86%          .50%
Average commission rate paid***.............................     $.0010        $.0007            --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period June 15, 1995 (commencement of operations) to March 31, 1996.
                       See Notes to Financial Statements.
                                                                               7

PAGE

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998

                                                                   COUNTRY          SHARES           VALUE
                                                                   ---------------------------------------
COMMON STOCKS 69.6%
AEROSPACE & MILITARY TECHNOLOGY
*Perm Motor.................................................       Russia             690,000     $     70,725
                                                                                                  ------------
AUTOMOBILES .7%
*Kamaz......................................................       Russia             778,138        1,128,300
                                                                                                  ------------
BUILDING MATERIALS & COMPONENTS 5.1%
+*Alfa Cement Holding.......................................       Russia             370,000        7,585,000
                                                                                                  ------------
ENERGY SOURCES 8.4%
*JSC Chernogorneft..........................................       Russia             269,000        2,004,050
Lukoil-Holdings.............................................       Russia             101,000        1,769,520
*Orenburgneft...............................................       Russia             137,185          425,273
*Purneftegaz................................................       Russia           1,300,365        7,152,008
*Tomskneft..................................................       Russia             313,895        1,192,801
                                                                                                  ------------
                                                                                                    12,543,652
                                                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS 1.2%
Red October.................................................       Russia             130,000        1,755,000
                                                                                                  ------------
MACHINERY & ENGINEERING 1.1%
*Uralmash Zavody............................................       Russia             179,114        1,701,583
                                                                                                  ------------
MERCHANDISING 4.2%
GUM Trade House.............................................       Russia           2,127,220        5,849,855
Tsum Trade House............................................       Russia           1,623,000          417,923
                                                                                                  ------------
                                                                                                     6,267,778
                                                                                                  ------------
METALS & MINING 3.1%
Krasnoyarsk Aluminum Plant..................................       Russia             209,548        2,514,576
*Norilsk Nickel.............................................       Russia             352,800        2,116,800
                                                                                                  ------------
                                                                                                     4,631,376
                                                                                                  ------------
TELECOMMUNICATIONS 6.6%
*Cheliabenergo..............................................       Russia             990,000          505,395
*Rostelekom.................................................       Russia           1,683,600        5,539,044
Saint Petersburg City Telephone Network.....................       Russia           2,947,050        3,728,018
*St. Petersburg International Telephone.....................       Russia             119,940          137,931
*Tyumen Aviatrans...........................................       Russia             530,000           42,400
                                                                                                  ------------
                                                                                                     9,952,788
                                                                                                  ------------
TRANSPORTATION 2.6%
*Aeroflot...................................................       Russia              19,900        2,572,075
*Murmansk Sea Shipping......................................       Russia              21,800          218,000
*Novorosissk Sea Shipping...................................       Russia             780,000          195,000
Primorsk Sea Shipping.......................................       Russia             444,300          877,493
                                                                                                  ------------
                                                                                                     3,862,568
                                                                                                  ------------

 8

PAGE


TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
                                                                   ---------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 36.6%
Irkutskenergo...............................................       Russia          10,818,000     $  1,839,060
Mosenergo...................................................       Russia          12,819,000       15,690,456
Unified Energy System.......................................       Russia         118,891,150       37,450,712
                                                                                                  ------------
                                                                                                    54,980,228
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $43,734,776)......................                                       104,478,998
                                                                                                  ------------
PREFERRED STOCKS 4.3%
*Arkhangelsk Telecom, pfd...................................       Russia           7,416,000        1,483,200
*Norilsk Nickel, pfd........................................       Russia              20,000           95,000
Novorosissk Sea Shipping., pfd..............................       Russia          11,551,000        1,559,385
Rostelekom, pfd.............................................       Russia             870,000        1,696,500
*Saint Petersburg City Telephone Network, pfd., A...........       Russia             156,000           98,280
*St. Petersburg MMT, pfd....................................       Russia             110,100          113,403
*Uralmash Zavody, pfd.......................................       Russia             400,000        1,400,000
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $6,879,989)....................                                         6,445,768
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   ---------
SHORT TERM INVESTMENTS 24.9%
Fannie Mae, 5.39% to 5.41% with maturities to 6/26/98.......    United States     $ 7,000,000        6,914,220
Federal Farm Credit Bank, 5.35% to 5.62% with maturities to
  5/01/98...................................................    United States       6,500,000        6,499,554
Federal Home Loan Mortgage Corp., 5.48% to 5.55% with
  maturities to 4/27/98.....................................    United States       5,100,000        5,089,069
U.S. Treasury Bills, 4.97% to 5.40% with maturities to
  6/25/98...................................................    United States      19,000,000       18,902,255
                                                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (COST $37,405,541).............                                        37,405,098
                                                                                                  ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $88,020,306)..............................................                                       148,329,864
                                                                                                  ------------
a REPURCHASE AGREEMENT 4.8%
Swiss Bank Corp., 5.90%, 4/01/98 (Maturity Value $7,151,172)
  (COST $7,150,000) Collateral: U.S. Treasury Note, 7.75%,
  1/30/00...................................................    United States       7,150,000        7,150,000
                                                                                                  ------------
TOTAL INVESTMENTS (COST $95,170,306) 103.6%.................                                       155,479,864
OTHER ASSETS, LESS LIABILITIES (3.6%).......................                                        (5,378,234)
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $150,101,630
                                                                                                  ============

*Non-income producing.
**Securities traded in U.S. dollars.
a At March 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at 3/31/98 were $7,585,000.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets:
 Investments in securities, at value (cost $88,020,306).....    $148,329,864
 Repurchase agreement, at value and cost....................       7,150,000
 Cash.......................................................             174
 Receivables:
  Investment securities sold................................       1,313,181
  Dividends and interest....................................         249,608
 Organization costs.........................................          47,806
                                                                ------------
      Total assets..........................................     157,090,633
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       6,240,241
  To affiliates.............................................         166,892
 Accrued expenses...........................................         581,870
                                                                ------------
      Total liabilities.....................................       6,989,003
                                                                ------------
Net assets, at value........................................    $150,101,630
                                                                ============
Net assets consist of:
 Net unrealized appreciation................................    $ 60,309,558
 Accumulated net realized gain..............................      14,410,723
 Capital shares.............................................      75,381,349
                                                                ------------
Net assets, at value........................................    $150,101,630
                                                                ============
Net asset value per share ($150,101,630 / 5,357,237 shares
  outstanding)..............................................          $28.02
                                                                ============

                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Investment Income:
 (net of foreign taxes of $119,503)
 Dividends..................................................    $  530,676
 Interest...................................................     1,424,589
                                                                ----------
      Total investment income...............................                     $  1,955,265
Expenses:
 Management fees (Note 4)...................................     2,316,966
 Administrative fees (Note 4)...............................       463,394
 Transfer agent fees........................................        30,592
 Custodian fees.............................................       660,825
 Reports to shareholders....................................        52,606
 Registration and filing fees...............................        16,170
 Professional fees..........................................        92,108
 Directors' fees and expenses...............................        26,354
 Amortization of organization costs.........................        21,487
 Other......................................................         5,052
                                                                ----------
      Total expenses........................................                        3,685,554
                                                                                 ------------
            Net investment loss.............................                       (1,730,289)
                                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain on investments...........................                       24,476,482
 Net unrealized depreciation on investments.................                      (17,201,438)
                                                                                 ------------
Net realized and unrealized gain............................                        7,275,044
                                                                                 ------------
Net increase in net assets resulting from operations........                     $  5,544,755
                                                                                 ============

                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1998 AND 1997

                                                                    1998               1997
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss.......................................    $ (1,730,289)      $   (803,120)
  Net realized gain from investments........................      24,476,482         16,421,485
  Net unrealized appreciation (depreciation) on
    investments.............................................     (17,201,438)        92,329,260
                                                                -------------------------------
    Net increase in net assets resulting from operations....       5,544,755        107,947,625
 Distributions to shareholders from:
  Net investment income.....................................              --           (477,320)
  Net realized gains........................................     (21,010,197)        (3,555,773)
 Capital share transactions (Note 3)........................       1,410,481            299,734
                                                                -------------------------------
    Net increase (decrease) in net assets...................     (14,054,961)       104,214,266
Net assets:
 Beginning of year..........................................     164,156,591         59,942,325
                                                                -------------------------------
 End of year................................................    $150,101,630       $164,156,591
                                                                ===============================
Distributions in excess of net investment income included in net assets:
 End of year................................................    $         --       $   (823,046)
                                                                ===============================

                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing primarily in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

                                                                              13

PAGE


TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. CAPITAL STOCK

At March 31, 1998, there were 100,000,000 shares authorized ($.01 par value). During the years ended March 31, 1998 and 1997, shares were issued from reinvested distributions amounting to 41,559 shares ($1,410,481) and 13,000 shares ($299,734), respectively.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services.

Included in professional fees are legal fees of $22,962 that were paid to a law firm in which a partner is an officer of the Fund.

5. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $66,791,165
Unrealized depreciation.....................................   (6,481,607)
                                                              -----------
Net unrealized appreciation.................................  $60,309,558
                                                              ===========

 14

PAGE


TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1998 aggregated $16,751,777 and $44,885,403 respectively.

                                                                              15

PAGE


TEMPLETON RUSSIA FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON RUSSIA FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Russia Fund, Inc. as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Russia Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
April 24, 1998

 16

PAGE

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, September 23, 1997

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1997. The purpose of the meeting was to elect six Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998, and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, and Constantine D. Tseretopoulos.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors for the terms set forth below:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2000:                          FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Harmon E. Burns.............................................  2,908,769        54.48%          22,090          0.41%
Betty P. Krahmer............................................  2,911,142        54.52%          19,717          0.37%
Gordon S. Macklin...........................................  2,912,224        54.54%          18,635          0.35%
Fred R. Millsaps............................................  2,909,424        54.49%          21,435          0.40%
TERM EXPIRING 1999:
--------------
Constantine D. Tseretopoulos................................  2,906,237        54.43%          24,622          0.46%
TERM EXPIRING 1998:
--------------
Edith E. Holiday............................................  2,909,202        54.48%          21,657          0.41%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending March 31, 1998:

              % OF                    % OF                    % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES
----------------------------------------------------------------------
2,826,493    52.94%      10,983       0.20%      93,383       1.75%

*Harris J. Ashton, Nicholas F. Brady, Martin L. Flanagan, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr. and Charles B. Johnson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              17

PAGE

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 18

PAGE

TEMPLETON RUSSIA FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in the New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                                              19

PAGE

TEMPLETON RUSSIA FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

         28% Rate Gain..............................  $ 1,597,052
         20% Rate Gain..............................   21,781,969
                                                      -----------
         Total......................................  $23,379,021
                                                      ===========

 20




PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           05/98


PAGE


TEMPLETON RUSSIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

TRANSFER AGENT
Chase Mellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTRF A98 5/98                   [Recycled Paper Logo] Printed on recycled paper